SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 19, 1997



             Residential Asset Securities Corporation
         (Exact name of registrant as specified in its charter)

        DELAWARE              33-56893                51-0362653
(State or other jurisdiction (Commission   (I.R.S. employer
of incorporation)             file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN    55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)


                                         Exhibit Index located on page 4.

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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)      Not applicable

                (b)      Not applicable

                (c)      Exhibits

                23. Consent of KPMG Peat Marwick LLP, independent auditors of AMBAC Indemnity Corporation ("AMBAC") with respect to (a) the incorporation by reference in the registration statement (No. 33-56893) of the Registrant and in the Prospectus Supplement of the Registrant, dated June 19, 1997, relating to the Mortgage Pass-Through Certificates, Series 1997-KS2 (the "Prospectus Supplement") of their report dated January 30, 1997 on the audit by KPMG Peat Marwick LLP of the consolidated financial statements of AMBAC and its subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.



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                                                    SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL ASSET SECURITIES CORPORATION




                                  By:    /s/ Tim Kruse
                                  Name:   Tim Kruse
                                  Title:  Vice President


Dated:  June 19, 1997



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                                                    SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL ASSET SECURITIES CORPORATION




                                  By:
                                  Name:   Tim Kruse
                                  Title:  Vice President


Dated:  June 19, 1997



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                                                 INDEX OF EXHIBITS

Exhibit         Description                                           Page

23. Consent of KPMG Peat Marwick LLP, independent auditors of AMBAC Indemnity Corporation ("AMBAC") with respect to (a) the incorporation by reference in the registration statement (No. 33-56893) of the Registrant and in the Prospectus Supplement of the Registrant, dated June 19, 1997, relating to the Mortgage Pass-Through Certificates, Series 1997-KS2 (the "Prospectus Supplement") of their report dated January 30, 1997 on the audit by KPMG Peat Marwick LLP of the consolidated financial statements of AMBAC and its subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.


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                                   Exhibit 23


                                     Consent of Independent Auditors of AMBAC

                                           INDEPENDENT AUDITORS' CONSENT



The Board of Directors
AMBAC Indemnity Corporation:

        We consent to the incorporation by reference in the registration statement (No. 33-56893) of Residential Asset Securities Corporation (the "Registrant") and in the Prospectus Supplement of the Registrant dated June 19, 1997 (the "Prospectus Supplement") of our report dated January 30, 1997 on the consolidated financial statements of AMBAC Indemnity Corporation as of December 31, 1996 and 1995, and for each of the years in the three year period ended
December 31, 1996, which report appears in the Form 8-K of AMBAC Inc. dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


/s/ KPMG Peat Marwick LLP


New York, New York
June 19, 1997


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